Exhibit 99.1

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-RA-201 ATI-450-PKPD-102 Preliminary Topline Analyses January 2021 EMPOWERING PATIENTS THROUGH KINOME INNOVATION

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding ATI-450 as a potential treatment for rheumatoid arthritis and the clinical development of ATI-450, including the further development at higher doses. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, risks and uncertainties associated with preliminary trial results varying from final results, Aclaris' reliance on third parties over which it may not always have full control, the uncertainty regarding the COVID-19 pandemic including its impact on the timing of Aclaris’ regulatory and research and development activities, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2019, Aclaris’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) LEADERSHIP Founded and Led by Physicians and Scientists • World class ex-Pfizer (kinase) and ex-GSK (immunology) leadership • Kinome experts skilled at developing kinase targeted medicines Biotechnology Company Focused on the Kinome: People + Platform + Pipeline KINectTM PLATFORM Proprietary Kinase Discovery Engine • Versatile platform • Fully integrated discovery and development team • Advancing small molecule drug candidates designed to parallel or exceed efficacy of high-value biologics INNOVATIVE PORTFOLIO INNOVATIVE PIPELINE (investigational drug candidates) ATI-450 - MK2i • Oral anti-TNFα, anti-IL1, anti- IL6 ATI-1777 - Topical “Soft” JAK1/3i • Tissue specific therapy for the potential treatment of moderate-to-severe atopic dermatitis (AD) ATI-2138 - ITK/TXK/JAK3i • Oral dual inhibitor of T-cell and cytokine receptors 3 Development of Small Molecule Therapeutics for Immuno-inflammatory Diseases * All trademarks are the property of their respective owners.

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) •Former SVP, R&D at GSK. •Led discovery and development teams in Immuno-Inflammation and Dermatology leading to multiple successful NDAs, including NUCALA® & BENLYSTA® David Gordon Chief Medical Officer •Former Executive Director, Pfizer Inflammation Research and Leader of Global Kinase Technology Team •>95 publications and patents (>30 total on kinases) Joseph Monahan, PhD Chief Scientific Officer •Former VP Research & Global Head, Pfizer Inflammation, co-leader of Pfizer Licensing Team •Delivered 8 clinical candidates, 6 INDs and 1 NDA in inflammation and cancer Walter Smith Scientific & BD Consultant •Former Research Fellow and Director, Pfizer Chemistry •>100 publications and patents (15 total on kinases) •Project Lead for PFE JAK Program Jon Jacobsen, PhD VP, Chemistry •Immunologist/drug discovery leader at pharma (Pfizer & biotech) •Validated JAK 1/3 as target for transplant/RA/psoriasis, leading to approval of XELJANZ® Paul Changelian, PhD VP, Biology •Former research project leader at Pfizer. Director of Chemistry at Mnemosyne, Luc, Cadent. •Inventor of 6 clinical candidates and author of 40 peer reviewed publications and patents David R Anderson, PhD Sr. Director, Discovery, Early Development •Former Exec. Director, Pfizer. Site Head for Medicinal & Structural Chemistry. •>100 patents. •Co-inventor of multiple drug candidates Gary DeCrescenzo SVP, Pharm R&D Experienced R&D Leadership Team Proven Track Record in Immunology and Inflammation 4 * All trademarks are the property of their respective owners.

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Advance the process of identifying and targeting key kinome-based enzymes involved in chronic inflammation and autoimmune disease. Model, elaborate and assess compounds through a unique combination of our proprietary chemical library of kinase inhibitors, our expertise in structure-based drug design, and our custom kinase assays. Validate newly created drug candidates through pathophysiologically- relevant custom assays that effectively translate to human diseases. Leverage research and commercial partnerships to accelerate the clinical evaluation and potential impact of discovery platforms. Strategic Focus Leverage Kinome Target Discovery to Address Unmet Needs 5

ATI-450: Investigational Small Molecule, Oral MK2 Inhibitor
Designed to Block the Targets of Broadly-Used Biologics

- **MK2* drives pro-inflammatory cytokine expression**
- **By inhibiting multiple cytokines, ATI-450 may be a potential treatment for multiple diseases**
- **Potential alternative to injectable, anti-cytokine biologics and JAK inhibitors for immuno-inflammatory diseases**

Inhibiting MK2 blocks TNFα, IL1α/β and IL6[1], the targets of commercially successful biologics

Rheumatoid arthritis	Psoriatic Arthritis
Juvenile Idiopathic Arthritis	Psoriasis
Ankylosing spondylitis	Neutrophilic Dermatoses (Hidradenitis Suppurativa)
CAPS	Inflammatory Bowel Disease
Gout	Cancer

Global immunology market valued at >$77B in 2018[2]

* MK2 = Mitogen-activated protein kinase-activated protein kinase 2

1. Data on file.
2. Fortune Business Insights. Accessed January 18, 2021. https://www.fortunebusinessinsights.com/industry-reports/immunology-market-100657.

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Evolution in Understanding a Well-Known Inflammatory Pathway
The Path From p38α to MK2

We believe MK2 is the optimal drug target in the p38 pathway to maximize anti-inflammatory efficacy and minimize toxicity

- Global p38α inhibitors have exhibited toxicity and/or lack of sustained efficacy in RA and IBD
  - Inability to dose escalate due to safety
  - Signaling network reprogramming
  - Downregulation of anti-inflammatory cytokines
- MK2 drives the proinflammatory node of this pathway while p38α phosphorylates over 60 substrates
- MK2 has been a high priority therapeutic target since 1999 but has proven very difficult to drug



INFLAMMATION/STRESS
p38α
Anti-inflammatory
Pro-inflammatory
Negative Feedback
Cellular Function
e.g., CREB, C/EBPβ, SP1
MK2
e.g., TAB1, CREB
TNFα IL1β IL6 IL8

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.
* Cheung P, et al. *EMBO J.* 2003;22(21):5793-5805.
* Muniyappa H, et al. *Cell Signal.* 2008;20(4):675–683.
* Ma W, et al. *J Biol Chem.* 2001;276(17):13664-13674.

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p38 Inhibitors: Tachyphylaxis in RA Clinical Trials
Transient CRP Reduction

Pamapimod + MTX vs. Placebo + MTX[1]



CRP mean change from baseline (mg/dl)
0.1
0
-0.1
-0.2
-0.3
0
2
4
6
8
10
12
Time (weeks)
Placebo
Pamapimod 50 mg qd
Pamapimod 25 mg bid
Pamapimod 150 mg qd
Pamapimod 75 mg bid
Pamapimod 300 mg qd

SCIO-469 vs. Placebo[2]



E
Median % Change from Baseline
10
0
-10
-20
-30
-40
-50
-60
0
2
4
6
8
10
12
Study Week
Placebo
30IR
60IR
100ER

304: VX-702 + MTX vs. Placebo + MTX[3]



% Change from Baseline
0
-10
-20
-30
-40
-50
-60
Week
Placebo
Intermittent
10 mg/d

Transient CRP reduction in multiple trials

1. Alten RE, et al. *Ann Rheum Dis.* 2010;69(2):364-367.
2. Genovese MC, et al. *J Rheumatol.* 2011;38(5):846-854.
3. Damjanov N, et al. *Arthritis Rheum.* 2009;60(5):1232-1241.

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© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) • ATI-450 development program consists of: – Rheumatoid Arthritis – CAPS – COVID-19 – MAD cohort extension (80mg BID, 120mg BID) • Today’s update: – Progress on RA-201: summary of topline data – MAD cohort extension (80mg and 120mg BID) Overview 9

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-RA-201 Preliminary Topline Data Analysis 10

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Trial Design • Diagnosis of adult-onset RA (ACR/EULAR classification criteria) • DAS28-CRP ≥3.2 defined as moderate to high disease activity • Moderately to severely active RA defined by at least 4/28 tender and 4/28 swollen joints • hsCRP ≥5 mg/L at screening •Definitive intra-articular synovitis or osteitis defined as a score of 1 or greater on a Hand-Wrist MRI (using RAMRIS) • Stable MTX dose (defined as 7.5 mg to 25 mg weekly) for at least 4 weeks prior to the screening visit RANDOMIZATION (3:1) ARM 1 ATI-450, 50 mg BID + MTX ARM 2 Placebo, BID + MTX Primary Objective: Safety Secondary Objectives •% change from baseline in hsCRP • Mean change from baseline in DAS28-CRP • Proportion of patients with DAS28-CRP below 2.6 • Mean change in RAMRIS assessments of synovitis or osteitis • Proportion of patients with ACR 20/50/70 12 weeks N-25 (to get 15 completers) 11

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Key Demographics Parameter Placebo (n=3) Median (Min – Max) ATI-450 (n=16) Median (Min – Max) Age (years) 53 (50 – 63) 59.5 (32 – 65) Gender (F) 3/3 (100%) (M) 0/0 (0%) (F) 11/16 (68.75%) (M) 5/16 (31.25%) Weight (kg) 105.4 (82.2 - 109.2) 88.15 (52.7 - 141.5) Duration of Disease 1.6 (0.3 - 20.6) 6.45 (0.3 - 33.4) hsCRP (mg/L) 21.3 (12.6 - 31.2) 11.7 (2.6 - 29.5) DAS-28 5.3 (5.3 - 6.7) Mean (SD): 5.77 (0.808) 5.65 (3.9 - 7.4) Mean (SD): 5.71 (0.937) • 19 subjects randomized (16 ATI-450, 3 PBO) • Broad range of disease duration 0.3 – 33.4 years ‒ High hsCRP despite long history and multiple treatment options • 2 Withdrawals ‒ Placebo: subject required prohibited meds for musculoskeletal pain ‒ ATI-450: subject evaluated for palpitations and elevated CPK – no cardiac event 12 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) DAS28-CRP Mean Change From Baseline Numbers on lines = no. of subjects at each timepoint 13 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Swollen Joint Count Median Percent Change From Baseline Numbers on lines = no. of subjects at each timepoint 14 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Tender Joint Count Median Percent Change From Baseline Numbers on lines = no. of subjects at each timepoint 15 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Subjective Physician & Patient VAS Scores Median Percent Change -30 -10 10 30 1 28 56 84 Patient: Arthritic Pain ATI-450 placebo -30 -10 10 30 1 7 14 28 42 56 84 Patient: Disease Activity ATI-450 placebo -90 -70 -50 -30 -10 10 30 50 1 28 56 84 Physician: Disease Activity ATI-450 placebo percentage percentage percentage percentage Visit day Visit day Visit day Visit day -30 -10 10 30 1 28 56 84 Patient: HAQ-DI ATI-450 placebo 16 * Data on file HAQ-DI = Health Assessment Questionnaire-Disability Index

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ACR20/50/70: Responder Analysis over time 17 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) DAS28-CRP: Responder Analysis over time Percentage response 0 5 10 15 20 25 30 35 40 45 1 7 14 28 42 56 84 DAS-28 Responders DAS28<2.6 DAS28<=3.2 DAS28<2.6 DAS28<=3.2 ATI-450 placebo 18 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) hsCRP (mg/L) Median Percent Change From Baseline Numbers on lines = no. of subjects at each timepoint 19 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) RA Patients Treated with ATI-450 for 12 Weeks Ex Vivo LPS-Stimulated Cytokines Day 1 vs Day 84 Hypothesis: p38 transient efficacy (tachyphylaxis) may be associated with feedback loops and pathway reprogramming. Selectively targeting MK2 inhibition circumvents these issues through selective downstream pathway blockade. Durable Dependence on MK2 for Cytokine Production Interim Data N=11 Active, 2 Pbo 20 * Data on file as of December 10, 2020.

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Impact of ATI-450 on Endogenous Plasma Cytokine Levels in RA-201 TNFa, IL6, IL8 and MIP1b • Cytokines with endogenous levels <0.5 pg/ml predose:IL1b, IL10, IL4 and GM-CSF 21 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) Adverse Events: Subjects with at least one event ATI-450 50 mg BID (N = 16) Placebo (N = 3) Preferred Term Mild n(%) Moderate n(%) Mild n(%) Moderate n(%) Blood cholesterol increased 1(6.25) 0 Blood creatine phosphokinase increased 0 1(6.25) Constipation 1(6.25) 0 Dental caries 1(33.33) 0 Ear infection 1(6.25) 0 Electrocardiogram abnormal 1(6.25) 0 Essential hypertension 0 1(6.25) Hyperlipidaemia 0 1(6.25) Hypokalaemia 0 1(6.25) Ligament sprain 1(6.25) 0 Low density lipoprotein increased 1(6.25) 0 Mouth ulceration 1(6.25) 0 Muscle strain 0 1(33.33) Palpitations 1(6.25) 0 Rash erythematous 1(6.25) 0 Sinusitis 0 1(6.25) Skin abrasion 1(6.25) 0 Urinary tract infection 0 2(12.5) Ventricular extrasystoles 1(6.25) 0 White blood cell count increased 1(6.25) 0 • No Serious Adverse Events (SAE) • No Severe Adverse Events • ATI-450: one subject withdrew - evaluated for palpitations and elevated CPK – no cardiac event 22 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-102 Preliminary Topline Data Analysis 23

ATI-450-PKPD-102
Evaluation of Safety, PK and PD of Higher Doses

Background:

- ATI-450-PKPD-101: Phase 1 SAD/MAD trial in male and female healthy volunteers
  - No SAEs or AEs that led to discontinuation
  - All AEs were mild in severity and did not interfere with everyday activities
  - Trend of decrease in ANC observed; no correlation with clinical sequelae
  - Linear (dose-and time-independent) PK after multiple-dosing with terminal $t_{1/2}$ of ~9-12 hours; steady state by day 2
  - No meaningful impact on systemic exposure in the fed state
  - MTX PK was similar with or without ATI-450 exposure

- ATI-450-PKPD-102: Phase 1 MAD trial in male and female healthy volunteers
  - Same design to MAD portion of PKPD-101
  - 2 cohorts: 80mg, 120mg BID for 6.5 days
  - 10 subjects per cohort (8 active, 2 placebo)

* Data on file

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© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-101 & ATI-450-PKPD-102 Day 7 Steady State • t½ 9-14 hours • 80mg cohort dose proportional with previous cohorts • No significant increased exposure in 120mg cohort 25 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-101 & ATI-450-PKPD-102 Ex vivo LPS stimulated pHSP27 and TNFa Day7 Peak and Trough TNF a pHSP27 (*) = All placebo samples (all time points) Day 7 Peak and Trough Dose Response Day 7 Peak 26 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-101 & ATI-450-PKPD-102 Ex vivo LPS stimulated IL1b and IL8 Day7 Peak and Trough IL8 IL1 b (*) = All placebo samples (all time points) Day 7 Peak and Trough Dose Response Day 7 Peak 27 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-101 & ATI-450-PKPD-102 Ex vivo LPS stimulated IL6 Day7 Peak and Trough IL6 (*) = All placebo samples (all time points) Day 7 Peak and Trough Dose Response Day 7 Peak 28 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) (*) = All placebo samples (all time points) Phase 1 MAD Extension Differential Modulation of Ex Vivo LPS-Stimulated IL10 vs. TNFa and IL1b by ATI-450 Day 7 (4 hr) The anti-inflammatory cytokine, IL10, was only modulated approximately 30% at doses of ATI-450 that generated near maximal inhibition of proinflammatory cytokines (TNFa and IL1b) 29 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) (*) = All placebo samples (all time points) ATI-450 Phase 1 MAD Extension: 80mg and 120mg Ex Vivo IL1b Stimulation of HWB Day 7 (4 hr) ATI-450 potently inhibited ex vivo IL1b-induced proinflammatory cytokines, TNFa, IL6 and IL8 30 * Data on file

© Copyright 2021 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0544 01/21) ATI-450-PKPD-102 Adverse Events • No SAEs • No withdrawal for AEs • No significant ECG, Laboratory findings # only 1st or 2nd day + 7 cases resolved on drug * After stopping drug Cohort 1 80mg BID N=8 Cohort 1 Pbo N=2 Cohort 2 120mg BID N=8 Cohort 2 Pbo N=2 Severity Total subjects with at least 1 AE 4 (50%) 8 (100%) 1 (50%) Headache# 2 (25%) 7 (88%) 1 (50%) Mild Dizziness+ 2 (25%) 6 (75%) Mild Dry Skin* 1 (13%) 5 (63%) Mild Constipation 1 (13%) Mild Nausea 2 (25%) Mild Parasthesia 2 (25%) Mild Abdominal Pain 1 (13%) Mild Diarrhea 1 (13%) Mild Pharyngitis 1 (13%) Mild 31 * Data on file

Topline Analyses Summary

- **Main objectives of POC trial were achieved**
  - Potent and durable clinical activity with 50mg BID
    - Rapid reduction in median percentage of tender and swollen joint count, which persisted
    - DAS28-CRP reduction persisted
    - ACR20/50/70 observed in 60%/33%/20% of treatment arm
    - hsCRP reduction maintained
  - ATI-450 was generally well tolerated
- **Positive Phase 1 trial (80 and 120mg BID)**
  - No dose limiting toxicity in phase 1
  - Incremental inflammatory cytokine suppression
  - Pharmacokinetics data continue to support dosing flexibility (QD or BID)
  - Pharmacodynamic data provide rationale for evaluating activity at 80-120mg BID
- **Next steps**
  - Planning for Phase 2b program initiated

* Data on file

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